UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2020

QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2020, QuickLogic Corporation (the “Company”) entered into Second Amendment (the “Second Amendment”) to their Amended and Restated Loan and Security Agreement (the “Loan Agreement”) dated December 21, 2018, as amended by the First Amendment dated November 6, 2019, with Heritage Bank of Commerce (the "Bank"). The Second Amendment amends the Loan Agreement to, among other things, i) extend the loan maturity date for one year through September 28, 2022 and ii) loan advances will bear interest, on the outstanding daily balances thereof, at a rate per annum equal to one half of one percentage point (0.50%) above the prime rate.

The foregoing description of the Second Amendment to the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference herein.

Item 8.01 Other Events.

On December 16, 2020, the Company issued a press release announcing that it had entered into the Second Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01(d) Exhibits.

The following exhibit is furnished as a part of this report:

10.1	Second Amendment to Amended and Restated Loan and Security Agreement dated December 11, 2020.
99.1	Press Release of the Company, dated December 16, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2020	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung Vice President, Finance and Chief Financial Officer